Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report on Form 10-K of Cytogen Corporation (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Michael D. Becker, President and Chief Executive Officer of the Company, and Thu A. Dang, Vice President, Finance of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



                                          /s/ Michael D. Becker
                                          --------------------------------------
Dated:   March 31, 2003                   Michael D. Becker
                                          President and Chief Executive Officer


                                          /s/ Thu A. Dang
                                          --------------------------------------
Dated:   March 31, 2003                   Thu A. Dang
                                          Vice President, Finance